SUPPLEMENT TO THE PROSPECTUSES

OF

EVERGREEN VARIABLE ANNUITY FUNDS

I.              Evergreen VA International Equity Fund (the “Fund”)

                Effective June 5, 2007, Francis X. Claro, CFA, is added as portfolio manager of the Fund.

                 Effective July 31, 2007, Mr. Claro will be the sole portfolio manager of the Fund. As of that date, Gilman C. Gunn will no longer manage the Fund.

                  Mr. Claro is a Senior Portfolio Manager and Managing Director who heads the International Small Cap Equity Unit of Evergreen Investment Management Company, LLC (“EIMC”). He joined EIMC in 1994.

                 Although the Fund's investment strategy is not changing, the investment approach of the new portfolio manager may result in different investment decisions, which may lead to increased portfolio transactions cost and realization of capital gains.

                  The sections of the Fund’s prospectuses entitled "Fund Facts" and "The Funds' Portfolio Managers" are revised accordingly.

June 5, 2007	579833 (6/07)